Exhibit 99.2

I N T E G R I T Y

F I N A N C I A L   S T R E N G T H

O P E R A T I O N A L   E X C E L L E N C E

F i n a n c i a l   S u p p l e m e n t
June 30, 2009

For more information contact:

Jim Brannen
Chief Financial Officer
Jim.Brannen@FBLFinancial.com
TEL: 515.225.5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
TEL: 515.226.6399

Kathleen Till Stange
Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com	NYSE: FFG
TEL: 515.226.6780	www.fblfinancial.com

FBL Financial Group, Inc.
Financial Supplement (Unaudited)
June 30, 2009
Table of Contents/Notes
Consolidated Financial Statements:
Consolidated Balance Sheets	2
Consolidated Statements of Operations	4
Consolidated Statements of Operating Income (Loss), last five quarters	5
Financial Information by Segment:
Segment Information	6
Consolidating Statements of Pre-tax Operating Income (Loss)	7
Statements of Pre-tax Operating Income (Loss), last five quarters:
Traditional Annuity - Exclusive Distribution Segment	8
Traditional Annuity - Independent Distribution Segment	9
Traditional and Universal Life Insurance Segment	10
Variable Segment	11
Corporate and Other Segment	12
Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment	13
Collected Premiums, last five quarters	14
Parent Company Liquidity	15
Other Information	16

NOTE 1: In addition to net income (loss), FBL Financial Group has consistently utilized operating income (loss), a non-GAAP financial measure commonly used in the life insurance industry, as a primary economic measure to evaluate its financial performance. Operating income (loss) for the periods presented equals net income (loss) adjusted to eliminate the impact of realized and unrealized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income (loss), in addition to net income (loss), to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter.  These fluctuations make it difficult to analyze core operating trends.  In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income (loss).  Specifically, call options relating to our index business are one or two-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force.  For our other embedded derivatives in the product segments and interest rate swaps backing our annuity liabilities, the embedded derivatives are marked to market, but the associated insurance liabilities are not marked to market.  A view of our operating performance without the impact of these mismatches and non-recurring items enhances the analysis of our results.  We use operating income (loss) for goal setting, determining company-wide short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	June 30,	December 31,
	2009	2008
Assets
Investments:
Fixed maturities - available for sale, at market (amortized cost:
2009 - $10,334,654; 2008 - $10,505,084)	$9,256,407	$8,965,443
Equity securities - available for sale, at market (cost: 2009- $62,369; 2008 - $51,958)	53,440	44,863
Mortgage loans on real estate	1,336,165	1,381,854
Derivative instruments	36,621	12,933
Investment real estate	2,559	2,559
Policy loans	185,393	182,421
Other long-term investments	1,679	1,527
Short-term investments	535,343	262,459
Total investments	11,407,607	10,854,059

Cash and cash equivalents	5,988	37,710
Securities and indebtedness of related parties	19,028	18,921
Accrued investment income	132,414	136,893
Amounts receivable from affiliates	7,426	15,791
Reinsurance recoverable	113,601	107,854
Deferred policy acquisition costs	1,320,993	1,365,609
Deferred sales inducements	440,874	420,147
Value of insurance in force acquired	51,373	63,121
Property and equipment, less allowances for depreciation of $62,765 in 2009 and $63,730 in 2008	19,682	23,074
Current income tax recoverable	13,478	14,389
Deferred income tax benefit	121,486	305,080
Goodwill	11,170	11,170
Collateral held for securities lending and other transactions	0	67,953
Other assets	91,782	41,623
Assets held in separate accounts	595,047	577,420

Total assets	$14,351,949	$14,060,814

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	June 30,	December 31,
	2009	2008
Liabilities and stockholders' equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$10,373,461	$10,531,967
Traditional life insurance and accident and health products	1,350,597	1,328,506
Unearned revenue reserve	32,343	34,663
Other policy claims and benefits	29,199	38,256
	11,785,600	11,933,392
Other policyholders' funds:
Supplementary contracts without life contingencies	512,998	504,885
Advance premiums and other deposits	178,961	167,473
Accrued dividends	9,595	10,241
	701,554	682,599

Amounts payable to affiliates	1,671	247
Short-term debt	-	59,446
Long-term debt	271,044	271,005
Long-term debt payable to affiliates	100,000	100,000
Collateral payable for securities lending and other transactions	33	69,656
Other liabilities	303,101	108,588
Liabilities related to separate accounts	595,047	577,420
Total liabilities	13,758,050	13,802,353

Stockholders’ equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value – authorized
10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value – authorized 88,500,000 shares,
issued and outstanding 29,273,391 shares in 2009 and 28,975,889 shares in 2008	106,413	104,090

Class B common stock, without par value – authorized 1,500,000 shares,
issued and outstanding 1,192,990 shares	7,522	7,522
Accumulated other comprehensive loss	(349,526)	(649,758)
Retained earnings	826,403	793,511
Total FBL Financial Group, Inc. stockholders' equity	593,812	258,365
Noncontrolling interest	87	96
Total stockholders’ equity	593,899	258,461
Total liabilities and stockholders’ equity	$14,351,949	$14,060,814

FBL Financial Group, Inc.
Consolidated Statements of Operations (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008
Revenues:
Interest sensitive and index product charges	$52,991	$31,785	$94,131	$60,906
Traditional life insurance premiums	40,954	38,769	78,908	74,902
Net investment income	182,772	172,173	366,841	340,667
Derivative income (loss)	17,000	(31,685)	(7,601)	(130,581)
Net realized capital gains on sales of investments	33,528	4,007	35,479	4,007

Total other-than-temporary impairment losses	(48,724)	(78,028)	(79,851)	(107,375)
Non-credit portion in other comprehensive loss	21,317	-	30,823	-
Net impairment loss recognized in earnings	(27,407)	(78,028)	(49,028)	(107,375)

Other income	4,661	6,955	9,247	12,820
Total revenues	304,499	143,976	527,977	255,346

Benefits and expenses:
Interest sensitive and index product benefits	109,402	104,477	223,838	209,238
Change in value of index product embedded derivatives	51,350	(30,321)	42,681	(133,491)
Traditional life insurance benefits	24,453	22,602	46,557	49,854
Increase in traditional life future policy benefits	10,110	11,037	19,828	22,427
Distributions to participating policyholders	5,057	5,023	9,978	10,293
Underwriting, acquisition and insurance expenses	56,203	46,992	128,166	93,683
Interest expense	6,116	4,448	13,048	8,899
Other expenses	5,550	6,137	10,480	12,092
Total benefits and expenses	268,241	170,395	494,576	272,995
	36,258	(26,419)	33,401	(17,649)

Income taxes	(11,982)	9,996	(10,726)	7,538
Equity income (loss), net of related income taxes	88	(159)	161	(42)
Net income (loss)	24,364	(16,582)	22,836	(10,153)
Net attributable to noncontrolling interest	54	7	92	16
Net income (loss) attributable to FBL Financial Group, Inc	$24,418	$(16,575)	$22,928	$(10,137)

Earnings (loss) per common share	$0.81	$(0.56)	$0.76	$(0.34)

Earnings (loss) per common share – assuming dilution	$0.81	$(0.56)	$0.76	$(0.34)

Cash dividends per common share	$0.0625	$0.1250	$0.1875	$0.2500

FBL Financial Group, Inc.
Consolidated Statements of Operating Income (Loss)
(Dollars in thousands, except per share data)

	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009

Operating revenues:
Interest sensitive and index product charges	$31,893	$32,908	$33,350	$41,150	$53,131
Traditional life insurance premiums	38,769	36,282	38,002	37,954	40,954
Net investment income	172,173	181,888	185,317	184,069	182,772
Derivative loss	(22,155)	(24,610)	(30,401)	(32,091)	(31,005)
Other income	6,955	6,545	5,945	4,586	4,661
Total operating revenues	227,635	233,013	232,213	235,668	250,513

Benefits and expenses:
Interest sensitive and index product benefits	100,766	106,454	114,096	110,405	108,750
Traditional life insurance	22,602	23,353	23,677	22,104	24,453
Increase in traditional life future policy benefits	11,037	11,084	9,744	9,718	10,110
Distributions to participating policyholders	5,023	4,813	4,958	4,921	5,057
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,348	3,280	3,581	3,573	3,620
Amortization of deferred policy acquisition costs	22,805	26,706	51,911	40,590	29,695
Amortization of value of insurance in force acquired	569	857	1,044	746	652
Other underwriting expenses	19,313	18,928	19,353	20,209	18,118
Total underwriting, acquisition and insurance expenses	46,035	49,771	75,889	65,118	52,085
Interest expense	4,448	4,464	6,204	6,932	6,116
Other expenses	6,137	5,585	6,426	4,930	5,550
Total benefits and expenses	196,048	205,524	240,994	224,128	212,121
	31,587	27,489	(8,781)	11,540	38,392
Income taxes	(10,307)	(8,918)	3,513	(3,783)	(12,729)
Net loss attributable to noncontrolling interest	7	15	40	38	54
Equity income (loss), net of related income taxes	(159)	86	(48)	73	88

Operating income (loss)	21,128	18,672	(5,276)	7,868	25,805

Realized gains/losses on investments, net of offsets	(42,642)	(12,726)	(12,009)	(11,040)	(62)
Change in net unrealized gains/losses on derivatives, net of offsets	4,939	5,270	(1,943)	1,682	(1,325)

Net income (loss)	$(16,575)	$11,216	$(19,228)	$(1,490)	$24,418

Operating income (loss) per common share - assuming dilution.	$0.70	$0.62	$(0.18)	$0.26	$0.86
Earnings (loss) per common share - assuming dilution	$(0.56)	$0.37	$(0.64)	$(0.05)	$0.81

Weighted average common shares outstanding, operating income (loss) basis (in thousands):
Basic	29,892	29,900	29,926	29,958	30,007
Effect of dilutive securities	210	151	-	126	18
Diluted	30,102	30,051	29,926	30,084	30,025

Weighted average common shares outstanding, net income (loss) basis (in thousands):
Basic	29,892	29,900	29,926	29,958	30,007
Effect of dilutive securities	-	151	-	-	18
Diluted	29,892	30,051	29,926	29,958	30,025

Operating return on equity, excluding AOCL - last twelve months	9.2%	8.6%	5.3%	4.6%	5.1%
Operating return on equity, including AOCL - last twelve months	10.2%	10.2%	7.6%	8.1%	9.8%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are (1) Traditional Annuity - Exclusive Distribution ("Exclusive Annuity"), (2) Traditional Annuity - Independent Distribution ("Independent Annuity"), (3) Traditional and Universal Life Insurance and (4) Variable. We also have various support operations and corporate capital that are aggregated into the Corporate and Other segment.

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The Exclusive Annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Independent Annuity segment consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through coinsurance agreements.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

- investments and related investment income not specifically allocated to our product segments;
- interest expense;
- accident and health insurance products, primarily a closed block of group policies;
- advisory services for the management of investments and other companies;
- marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
- leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Loss)

Quarter Ended June 30, 2009			Traditional
	Traditional	Traditional	& Universal
	Annuity -	Annuity -	Life		Corporate
	Exclusive	Independent	Insurance	Variable	& Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$210	$28,965	$12,484	$11,472	$-	$53,131
Traditional life insurance premiums	-	-	40,954	-	-	40,954
Net investment income	38,543	102,447	35,629	4,085	2,068	182,772
Derivative loss	(1,269)	(29,245)	-	-	(491)	(31,005)
Other income	36	-	(13)	789	3,849	4,661
Total operating revenues	37,520	102,167	89,054	16,346	5,426	250,513

Benefits and expenses:
Interest sensitive and index product benefits	23,726	63,235	16,265	5,524	-	108,750
Traditional life insurance benefits	-	-	24,453	-	-	24,453
Increase in traditional life future policy benefits	-	-	10,110	-	-	10,110
Distributions to participating policyholders	-	-	5,057	-	-	5,057
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	-	-	2,855	765	-	3,620
Amortization of deferred policy acquisition costs	3,449	22,649	4,585	(986)	-	29,697
Amortization of value of insurance in force acquired	282	-	368	-	-	650
Other underwriting expenses	1,889	4,169	6,476	5,148	436	18,118
Total underwriting, acquisition and insurance expenses	5,620	26,818	14,284	4,927	436	52,085
Interest expense	-	-	-	-	6,116	6,116
Other expenses	-	-	-	137	5,413	5,550
Total benefits and expenses	29,346	90,053	70,169	10,588	11,965	212,121
	8,174	12,114	18,885	5,758	(6,539)	38,392
Net loss attributable to noncontrolling interest	-	-	-	-	54	54
Equity income, before tax	-	-	-	-	136	136
Pre-tax operating income (loss)	$8,174	$12,114	$18,885	$5,758	$(6,349)	$38,582

Quarter Ended June 30, 2008			Traditional
	Traditional	Traditional	& Universal
	Annuity -	Annuity -	Life		Corporate
	Exclusive	Independent	Insurance	Variable	& Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$201	$7,621	$11,781	$12,290	$-	$31,893
Traditional life insurance premiums	-	-	38,769	-	-	38,769
Net investment income	35,670	94,605	35,682	3,638	2,578	172,173
Derivative loss	(982)	(21,173)	-	-	-	(22,155)
Other income	114	-	(14)	633	6,222	6,955
Total operating revenues	35,003	81,053	86,218	16,561	8,800	227,635

Benefits and expenses:
Interest sensitive and index product benefits	23,051	54,654	17,314	5,747	-	100,766
Traditional life insurance benefits	-	-	22,602	-	-	22,602
Increase in traditional life future policy benefits	-	-	11,037	-	-	11,037
Distributions to participating policyholders	-	-	5,023	-	-	5,023
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	-	-	2,558	790	-	3,348
Amortization of deferred policy acquisition costs	2,142	13,745	4,291	2,627	-	22,805
Amortization of value of insurance in force acquired	74	-	495	-	-	569
Other underwriting expenses	2,122	3,760	7,233	5,543	655	19,313
Total underwriting, acquisition and insurance expenses	4,338	17,505	14,577	8,960	655	46,035
Interest expense	-	-	-	-	4,448	4,448
Other expenses	-	-	-	174	5,963	6,137
Total benefits and expenses	27,389	72,159	70,553	14,881	11,066	196,048
	7,614	8,894	15,665	1,680	(2,266)	31,587
Net loss attributable to noncontrolling interest	-	-	-	-	7	7
Equity loss, before tax	-	-	-	-	(245)	(245)
Pre-tax operating income (loss)	$7,614	$8,894	$15,665	$1,680	$(2,504)	$31,349

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Exclusive Distribution Segment

	Q2 2008	Q3 2008	Q4 2008	Q1 2009		Q2 2009
Pre-tax Operating Income	(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$201	$190	$338	$204		$210
Net investment income	35,670	36,634	37,467	37,669		38,543
Derivative loss:
Cost of money for call options	(113)	(102)	(93)	(77)		(77)
Cost of interest rate swaps	(869)	(979)	(570)	(1,180)		(1,192)
Total derivative loss	(982)	(1,081)	(663)	(1,257)		(1,269)
Other income	114	23	104	44		36
Total operating revenues	35,003	35,766	37,246	36,660		37,520

Benefits and expenses:
Interest sensitive and index product benefits	23,051	23,904	23,573	23,038		23,726
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	2,142	3,624	3,698	4,067		3,449
Amortization of value of insurance in force acquired	74	292	612	299		282
Other underwriting expenses	2,122	2,081	2,138	2,430		1,889
Total underwriting, acquisition and insurance expenses	4,338	5,997	6,448	6,796		5,620
Total benefits and expenses	27,389	29,901	30,021	29,834		29,346
Pre-tax operating income	$7,614	$5,865	$7,225	$6,826		$8,174

Balance sheet data, securities at cost:

Assets:
Investments	$2,364,870	$2,417,666	$2,356,310	$2,489,600		$2,537,576
Deferred policy acquisition costs	87,211	88,865	89,714	88,007		87,990
Value of insurance in force acquired	12,761	12,265	11,982	11,588		11,304
Other assets	67,063	64,513	135,170	93,265		75,365
Total assets	$2,531,905	$2,583,309	$2,593,176	$2,682,460		$2,712,235

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves	$1,887,174	$1,943,188	$1,971,218	$2,030,117		$2,075,464
Other insurance reserves	389,471	387,176	381,838	378,680		377,827
Other liabilities	27,407	24,514	19,626	26,515		32,361
Total liabilities	2,304,052	2,354,878	2,372,682	2,435,312		2,485,652
Allocated equity, excluding AOCL	227,853	228,431	220,494	247,148		226,583
Total liabilities and equity	$2,531,905	$2,583,309	$2,593,176	$2,682,460		$2,712,235

Other data:
Number of direct contracts	50,912	51,258	51,439	52,333		52,910

Statutory portfolio yield net of assumed defaults	5.76%	5.83%	5.61%	5.61%		5.52%
Credited rate	4.13%	4.12%	4.04%	4.04%		3.92%
Spread on direct fixed annuities at end of quarter	1.63%	1.71%	1.57%	1.57%	(A)	1.60%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$1,457,812	$1,499,540	$1,554,250	$1,586,141		$1,653,077

Deposits	61,848	68,871	62,278	91,509		70,889
Withdrawals, surrenders and death benefits	(20,481)	(18,710)	(32,827)	(28,109)		(23,908)
Net flows	41,367	50,161	29,451	63,400		46,981

Policyholder interest/index credits	14,701	15,221	15,211	15,721		16,322
Annuitizations and other	(14,340)	(10,672)	(12,771)	(12,185)		(11,883)
Balance, end of period	1,499,540	1,554,250	1,586,141	1,653,077		1,704,497
Other interest sensitive reserves	387,634	388,938	385,077	377,040		370,967
Total interest sensitive and index product reserves	$1,887,174	$1,943,188	$1,971,218	$2,030,117		$2,075,464

(A) Point-in-time spread at March 31, 2009 does not include the impact of holding higher-than-average cash balance. Impact of cash position during the first quarter of 2009 is estimated to be 15 basis points.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Traditional Annuity - Independent Distribution Segment

	Q2 2008	Q3 2008	Q4 2008	Q1 2009		Q2 2009
Pre-tax Operating Income (Loss)	(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$7,621	$8,754	$8,783	$16,892		$28,965
Net investment income	94,605	103,273	106,483	104,705		102,447
Derivative income (loss):
Proceeds from option settlements	11,734	8,903	902	201		260
Cost of money for call options	(32,907)	(32,432)	(30,640)	(30,665)		(29,505)
Total derivative loss	(21,173)	(23,529)	(29,738)	(30,464)		(29,245)
Total operating revenues	81,053	88,498	85,528	91,133		102,167

Benefits and expenses:
Interest sensitive and index product benefits:
Fixed rate annuities:
Interest credited and other	26,252	32,133	33,341	34,113		35,817
Amortization of deferred sales inducements	391	755	2,012	1,481		945
Total fixed annuity product benefits	26,643	32,888	35,353	35,594		36,762
Index annuities:
Interest credited	8,360	9,182	10,376	10,354		11,012
Amortization of deferred sales inducements	8,879	8,297	20,257	13,825		13,594
Index credits	10,774	8,155	2,016	1,345		1,867
Total index product benefits	28,013	25,634	32,649	25,524		26,473
Total interest sensitive and index product benefits	54,656	58,522	68,002	61,118		63,235
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	13,745	15,695	35,764	25,781		22,649
Other underwriting expenses	3,760	3,742	3,629	4,361		4,169
Total underwriting, acquisition and insurance expenses	17,505	19,437	39,393	30,142		26,818
Total benefits and expenses	72,159	77,959	107,396	91,260		90,053
Pre-tax operating income (loss)	$8,894	$10,539	$(21,868)	$(127)		$12,114

Balance sheet data, securities at cost:

Assets:
Investments	$6,817,989	$7,187,159	$7,202,047	$6,999,727		$6,811,958
Deferred policy acquisition costs	492,540	501,711	479,288	468,436		455,323
Deferred sales inducements	294,148	293,524	277,836	271,054		266,059
Other assets	188,946	155,091	157,133	323,320		477,748
Total assets	$7,793,623	$8,137,485	$8,116,304	$8,062,537		$8,011,088

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves - direct	$5,602,285	$5,961,338	$5,979,633	$5,953,606		$5,776,892
Interest sensitive and index product reserves - assumed	1,678,348	1,628,748	1,583,754	1,536,390		1,523,893
Other insurance reserves	113,368	138,950	145,036	148,880		156,295
Other liabilities	58,575	29,379	28,658	52,700		172,476
Total liabilities	7,452,576	7,758,415	7,737,081	7,691,576		7,629,556
Allocated equity, excluding AOCL	341,047	379,070	379,223	370,961		381,532
Total liabilities and equity	$7,793,623	$8,137,485	$8,116,304	$8,062,537		$8,011,088

Other data:
Number of direct contracts	86,470	92,966	93,769	93,507		90,820

Fixed rate annuitites:
Statutory portfolio yield net of assumed defaults	5.85%	5.89%	5.89%	5.89%		5.74%
Credited rate	4.86%	4.88%	4.89%	4.94%		4.95%
Spread on direct fixed rate annuities at end of quarter	0.99%	1.01%	1.00%	0.95%		0.79%

Index annutities:
Statutory portfolio yield net of assumed defaults	5.81%	5.83%	5.83%	5.83%		5.84%
Credited rate/option cost	3.53%	3.46%	3.54%	3.53%		3.55%
Spread on direct index annuities at end of quarter	2.28%	2.37%	2.29%	2.30%	(A)	2.29%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$6,889,613	$7,279,099	$7,588,549	$7,561,689		$7,488,024

Deposits	512,448	467,069	187,024	314,278		188,946
Withdrawals, surrenders and death benefits	(151,351)	(181,175)	(251,863)	(436,142)		(511,580)
Net flows	361,097	285,894	(64,839)	(121,864)		(322,634)

Policyholder interest/index credits	58,804	61,130	56,490	56,540		56,891
Derivative value change and other	(30,415)	(37,574)	(18,511)	(8,341)		51,448
Balance, end of period	7,279,099	7,588,549	7,561,689	7,488,024		7,273,729
Other interest sensitive reserves	1,534	1,537	1,698	1,972		27,056
Total interest sensitive and index product reserves	$7,280,633	$7,590,086	$7,563,387	$7,489,996		$7,300,785

(A) Point-in-time spread at March 31, 2009 does not include the impact of holding higher-than-average cash balance. Impact of cash position during the first quarter of 2009 is estimated to be 18 basis points on the direct business.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional and Universal Life Insurance Segment

	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009
Pre-tax Operating Income	(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$11,781	$12,229	$12,256	$12,126	$12,484
Traditional life insurance premiums	38,769	36,282	38,002	37,954	40,954
Net investment income	35,682	36,060	35,795	35,991	35,629
Other income	(14)	(19)	(21)	61	(13)
Total operating revenues	86,218	84,552	86,032	86,132	89,054

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	9,208	9,230	9,092	9,102	9,069
Death benefits	8,106	7,955	7,076	9,396	7,196
Total interest sensitive product benefits	17,314	17,185	16,168	18,498	16,265
Traditional life insurance benefits:
Death benefits	12,510	14,747	14,885	12,679	13,981
Surrender and other benefits	10,092	8,606	8,792	9,425	10,472
Total traditional life insurance benefits	22,602	23,353	23,677	22,104	24,453
Increase in traditional life future policy benefits	11,037	11,084	9,744	9,718	10,110
Distributions to participating policyholders	5,023	4,813	4,958	4,921	5,057
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	2,461	2,520	2,831	2,782	2,855
Amortization of deferred policy acquisition costs	4,291	4,378	5,041	5,290	4,585
Amortization of value of insurance in force acquired	495	565	432	447	368
Other underwriting expenses	7,330	7,014	7,590	6,929	6,476
Total underwriting, acquisition and insurance expenses	14,577	14,477	15,894	15,448	14,284
Total benefits and expenses	70,553	70,912	70,441	70,689	70,169
Pre-tax operating income	$15,665	$13,640	$15,591	$15,443	$18,885

Balance sheet data, securities at cost:
Assets:
Investments	$2,247,695	$2,254,593	$2,266,936	$2,252,649	$2,244,685
Deferred policy acquisition costs	237,004	240,182	245,020	247,571	251,199
Deferred sales inducements	4,104	4,237	5,582	5,987	6,187
Value of insurance in force acquired	26,763	26,348	25,904	25,427	25,060
Other assets	82,331	87,204	76,235	97,706	133,693
Total assets	$2,597,897	$2,612,564	$2,619,677	$2,629,340	$2,660,824

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$769,503	$770,527	$771,823	$769,229	$769,618
Other insurance reserves	1,430,396	1,442,609	1,455,515	1,468,638	1,478,950
Other liabilities	62,681	66,038	88,361	54,765	72,797
Total liabilities	2,262,580	2,279,174	2,315,699	2,292,632	2,321,365
Allocated equity, excluding AOCL	335,317	333,390	303,978	336,708	339,459
Total liabilities and equity	$2,597,897	$2,612,564	$2,619,677	$2,629,340	$2,660,824

Other data:
Number of direct policies - traditional life	332,545	333,723	335,505	336,230	337,903
Number of direct policies - universal life	54,834	54,648	55,094	55,255	55,408
Direct face amounts - traditional life	$29,519	$30,241	$30,998	$31,514	$32,221
Direct face amounts - universal life	$4,733	$4,753	$4,817	$4,864	$4,917

Statutory portfolio yield net of assumed defaults	6.34%	6.34%	6.30%	6.28%	6.20%
Credited rate	4.40%	4.41%	4.41%	4.37%	4.37%
Spread on direct universal life at end of quarter	1.94%	1.93%	1.89%	1.91%	1.83%

Interest sensitive reserve activity:
Balance, beginning of period	$768,141	$769,503	$770,527	$771,823	$769,044

Deposits	14,140	13,606	15,013	14,375	14,861
Withdrawals and surrenders	(8,066)	(7,214)	(8,423)	(8,522)	(8,282)
Net flows	6,074	6,392	6,590	5,853	6,579

Policyholder interest credited	8,406	8,373	8,225	8,269	8,211
Policy charges	(11,560)	(11,790)	(12,042)	(12,047)	(12,381)
Benefits and other	(1,558)	(1,951)	(1,477)	(4,854)	(1,835)
Balance, end of period	$769,503	$770,527	$771,823	$769,044	$769,618

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Variable Segment

	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009
Pre-tax Operating Income (Loss)	(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$12,290	$11,735	$11,973	$11,928	$11,472
Net investment income	3,638	3,565	3,713	3,891	4,085
Other income	633	486	416	326	789
Total operating revenues	16,561	15,786	16,102	16,145	16,346

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	1,810	2,048	2,522	2,229	2,196
Death benefits	3,937	4,795	3,830	5,522	3,328
Total interest sensitive product benefits	5,747	6,843	6,352	7,751	5,524
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	790	760	750	791	765
Amortization of deferred policy acquisition costs	2,627	3,009	7,408	5,452	(986)
Other underwriting expenses	5,543	5,508	5,403	5,819	5,148
Total underwriting, acquisition and insurance expenses	8,960	9,277	13,561	12,062	4,927
Other expenses	174	176	111	157	137
Total benefits and expenses	14,881	16,296	20,024	19,970	10,588
Pre-tax operating income (loss)	$1,680	$(510)	$(3,922)	$(3,825)	$5,758

Balance sheet data, securities at cost:
Assets:
Investments	$242,537	$221,131	$242,222	$260,633	$233,804
Deferred policy acquisition costs	157,825	157,849	153,396	149,866	152,826
Deferred sales inducements	2,449	2,449	2,572	2,610	2,609
Other assets	10,329	15,454	9,262	4,591	28,433
Separate account assets	794,846	718,501	577,420	522,591	595,047
Total assets	$1,207,986	$1,115,384	$984,872	$940,291	$1,012,719

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$208,607	$216,715	$225,539	$231,035	$227,594
Other insurance reserves	28,964	32,623	30,382	31,723	32,546
Other liabilities	70,265	33,221	32,067	51,318	56,099
Separate account liabilities	794,846	718,501	577,420	522,591	595,047
Total liabilities	1,102,682	1,001,060	865,408	836,667	911,286
Allocated equity, excluding AOCL	105,304	114,324	119,464	103,624	101,433
Total liabilities and equity	$1,207,986	$1,115,384	$984,872	$940,291	$1,012,719

Rollforward of separate account balances:
Beginning separate account balance	$802,225	$794,846	$718,501	$577,420	$522,591
Net premiums	28,398	15,721	7,507	10,945	18,260
Net investment income (loss)	(8,707)	(67,251)	(127,551)	(45,184)	73,553
Charges, benefits and surrenders	(27,070)	(24,815)	(21,037)	(20,590)	(19,357)
Ending separate account balance	$794,846	$718,501	$577,420	$522,591	$595,047

Separate account balance:
Balance per financial statements	$794,846	$718,501	$577,420	$522,591	$595,047
Less: alliance partners' share	(19,934)	(17,635)	(13,940)	(13,750)	(14,453)
Add: alliance partner separate account assets on business assumed	76,143	67,685	53,614	51,852	54,814
	$851,055	$768,551	$617,094	$560,693	$635,408

Other data:
Number of direct contracts - variable annuity	21,072	20,856	20,624	20,384	20,242
Number of direct policies - variable universal life	62,381	61,861	61,319	60,631	59,812
Direct face amounts - variable universal life	$7,797	$7,756	$7,698	$7,614	$7,515

FBL Financial Group, Inc.
Statements of Pre-tax Operating Loss
Corporate and Other Segment

	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009
Pre-tax Operating Loss	(Dollars in thousands)

Operating revenues:
Net investment income	$2,578	$2,356	$1,859	$1,813	$2,068
Derivative loss	-	-	-	(370)	(491)
Other income	6,222	6,055	5,446	4,155	3,849
Total operating revenues	8,800	8,411	7,305	5,598	5,426

Benefits and expenses:
Other underwriting and insurance expenses	655	583	593	670	436
Interest expense	4,448	4,464	6,204	6,932	6,116
Other expenses	5,963	5,409	6,315	4,773	5,413
Total benefits and expenses	11,066	10,456	13,112	12,375	11,965
	(2,266)	(2,045)	(5,807)	(6,777)	(6,539)
Net loss attributable to noncontrolling interest	7	15	40	38	54
Equity income (loss), before tax	(245)	132	(74)	111	136
Pre-tax operating loss	$(2,504)	$(1,898)	$(5,841)	$(6,628)	$(6,349)

Balance sheet data, securities at cost:
Assets:
Investments	$153,796	$146,690	$333,281	$460,604	$666,760
Securities and indebtedness of related parties	19,602	19,108	18,919	18,968	19,024
Other assets	317,675	315,941	245,271	216,565	159,784
Total assets	$491,073	$481,739	$597,471	$696,137	$845,568

Liabilities and equity:
Liabilities:
Insurance reserves	$66,874	$66,283	$64,319	$63,471	$63,617
Debt	316,967	350,986	430,451	371,025	371,044
Other liabilities	191,243	186,532	217,637	400,050	516,491
Total liabilities	575,084	603,801	712,407	834,546	951,152
Minority interest in subsidiaries	130	122	96	99	87
Equity, excluding AOCL	(84,141)	(122,184)	(115,032)	(138,508)	(105,671)
Total liabilities and equity	$491,073	$481,739	$597,471	$696,137	$845,568

FBL Financial Group, Inc.
Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment

	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
Balance - beginning of period	$84,023	$87,211	$88,865	$89,714	$88,007
Impact of reclassification of realized losses to AOCL	-	-	-	(1,461)	-
Capitalization:
Commissions	2,798	2,543	2,572	3,121	3,198
Expenses	657	786	835	918	717
Total capitalization	3,455	3,329	3,407	4,039	3,915
Amortization - operating basis, before impact of unlocking	(2,142)	(3,027)	(3,699)	(4,067)	(3,449)
Amortization - unlocking, operating basis	-	(596)	-	-	-
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	1,875	1,948	1,141	(218)	(483)
Balance - end of period	$87,211	$88,865	$89,714	$88,007	$87,990

Traditional Annuity - Independent Distribution
Balance - beginning of period	$771,199	$786,688	$795,235	$757,124	$739,490
Impact of reclassification of realized losses to AOCL	-	-	-	(1,709)	-
Capitalization:
Commissions	29,264	26,398	14,880	21,533	12,343
Expenses	2,165	2,043	1,566	1,232	1,045
Deferral of sales inducements	14,650	13,059	12,604	13,156	10,207
Total capitalization	46,079	41,500	29,050	35,921	23,595
Amortization - operating basis, before impact of unlocking	(22,200)	(24,744)	(30,149)	(41,087)	(34,488)
Amortization - unlocking, operating basis	(815)	-	(27,885)	-	(2,700)
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	(7,575)	(8,209)	(9,127)	(10,759)	(4,515)
Balance - end of period	$786,688	$795,235	$757,124	$739,490	$721,382

Traditional & Universal Life Insurance
Balance - beginning of period	$236,988	$241,104	$244,420	$250,602	$253,558
Impact of reclassification of realized losses to AOCL	-	-	-	(254)	-
Capitalization:
Commissions	4,017	3,534	5,222	4,368	4,532
Expenses	3,722	3,531	4,669	3,684	3,857
Deferral of sales inducements	265	162	1,407	436	275
Total capitalization	8,004	7,227	11,298	8,488	8,664
Amortization - operating basis, before impact of unlocking	(4,503)	(3,885)	(5,105)	(5,316)	(5,435)
Amortization - unlocking, operating basis	173	(528)	-	-	775
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	442	502	(11)	38	(176)
Balance - end of period	$241,104	$244,420	$250,602	$253,558	$257,386

Variable
Balance - beginning of period	$159,359	$160,274	$160,298	$155,968	$152,476
Impact of reclassification of realized losses to AOCL	-	-	-	(37)	-
Capitalization:
Commissions	2,528	1,922	1,728	1,439	1,217
Expenses	755	825	714	462	362
Deferral of sales inducements	83	23	181	62	17
Total capitalization	3,366	2,770	2,623	1,963	1,596
Amortization - operating basis, before impact of unlocking	(2,938)	(4,980)	(7,467)	(5,476)	268
Amortization - unlocking, operating basis	298	1,947	-	-	690
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	189	287	514	58	405
Balance - end of period	$160,274	$160,298	$155,968	$152,476	$155,435

Total
Balance - beginning of period	$1,251,569	$1,275,277	$1,288,818	$1,253,408	$1,233,531
Impact of reclassification of realized losses to AOCL	-	-	-	(3,461)	-
Capitalization:
Commissions	38,607	34,397	24,402	30,461	21,290
Expenses	7,299	7,185	7,784	6,296	5,981
Deferral of sales inducements	14,998	13,244	14,192	13,654	10,499
Total capitalization	60,904	54,826	46,378	50,411	37,770
Amortization - operating basis, before impact of unlocking	(31,783)	(36,636)	(46,420)	(55,946)	(43,104)
Amortization - unlocking, operating basis	(344)	823	(27,885)	-	(1,235)
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	(5,069)	(5,472)	(7,483)	(10,881)	(4,769)
Balance - end of period	1,275,277	1,288,818	1,253,408	1,233,531	1,222,193
Impact of realized/unrealized gains/losses in AOCL	264,815	378,794	532,348	573,695	539,674
Deferred acquisition costs/Deferred sales inducements	$1,540,092	$1,667,612	$1,785,756	$1,807,226	$1,761,867

FBL Financial Group, Inc.
Collected Premiums

	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
First year - individual	$40,234	$55,649	$49,262	$75,148	$49,565
Renewal - individual	22,203	14,603	14,256	18,989	22,841
Group	1,988	3,415	2,081	2,231	995
Total Traditional Annuity - Exclusive Distribution	64,425	73,667	65,599	96,368	73,401

Traditional Annuity - Independent Distribution
Fixed rate annuities	378,209	348,886	67,820	213,332	99,782
Index annuities	159,998	147,229	136,427	111,367	99,499
Total direct	538,207	496,115	204,247	324,699	199,281
Reinsurance assumed	892	397	210	358	513
Total Traditional Annuity - Independent Distribution,
net of reinsurance	539,099	496,512	204,457	325,057	199,794

Traditional and Universal Life Insurance
Universal life:
First year	1,628	1,879	1,804	2,040	2,311
Renewal	10,271	9,167	9,981	10,307	10,407
Total	11,899	11,046	11,785	12,347	12,718
Participating whole life:
First year	2,860	3,024	3,357	2,681	2,752
Renewal	24,967	22,330	22,946	23,704	25,182
Total	27,827	25,354	26,303	26,385	27,934
Term life and other:
First year	2,365	2,680	2,774	2,767	3,058
Renewal	12,015	12,464	12,618	13,430	13,323
Total	14,380	15,144	15,392	16,197	16,381
Total Traditional and Universal Life Insurance	54,106	51,544	53,480	54,929	57,033
Reinsurance assumed	2,790	2,692	2,696	2,507	2,565
Reinsurance ceded	(5,025)	(4,457)	(4,975)	(5,069)	(5,449)
Total Traditional and Universal Life Insurance, net of reinsurance	51,871	49,779	51,201	52,367	54,149

Variable
Variable annuities:
Exclusive distribution:
First year	12,394	9,340	5,791	5,064	3,743
Renewal	6,919	4,962	4,484	5,521	5,152
Total	19,313	14,302	10,275	10,585	8,895
Alliance channel:
First year (1)	4,398	3,046	1,856	1,443	1,131
Renewal (1)	1,524	737	721	941	1,030
Total	5,922	3,783	2,577	2,384	2,161
Total variable annuities	25,235	18,085	12,852	12,969	11,056
Variable universal life:
Exclusive distribution:
First year	1,118	1,200	856	644	588
Renewal	12,033	11,209	11,096	12,103	11,822
Total	13,151	12,409	11,952	12,747	12,410
Alliance channel:
First year (1)	96	115	82	52	40
Renewal (1)	578	514	564	584	490
Total	674	629	646	636	530
Total variable universal life	13,825	13,038	12,598	13,383	12,940
Total Variable	39,060	31,123	25,450	26,352	23,996
Reinsurance ceded	(187)	(180)	(216)	(172)	(207)
Total Variable, net of reinsurance	38,873	30,943	25,234	26,180	23,789

Corporate and Other
Accident and health premiums collected, net of reinsurance	30	27	258	71	38
	$694,298	$650,928	$346,749	$500,043	$351,171

(1) Amounts are net of portion ceded to and include amounts assumed from alliance partners.

FBL Financial Group, Inc.
Parent Company Liquidity

	January - June	July - December
	Actual	Projected	Total
	2009	2009 (3)	2009
	(Dollars in thousands)
Total cash and invested assets, beginning of period	$83,473	$11,336	$83,473

Sources:
Dividends from insurance subsidiaries	5,000	10,000	15,000
Dividends from noninsurance subsidiaries	-	2,800	2,800
Investment income	35	248	283
Management fees from subsidiaries and affiliates	4,237	3,640	7,877
Total sources	9,272	16,688	25,960

Uses:
Interest	(13,084)	(12,181)	(25,265)
Stockholders' dividends (1)	(5,677)	(3,819)	(9,496)
General expenses	(4,671)	(3,022)	(7,693)
Total uses	(23,432)	(19,022)	(42,454)

Pay off Line of Credit	(60,000)	-	(60,000)
Other, net (2)	2,023	-	2,023
Total cash and invested assets, end of period	$11,336	$9,002	$9,002

(1) The projected dividends are based on quarterly rates of $0.0075 per Series B redeemable preferred share and $0.0625 per common share. The common stock dividend rate is pending board of directors approval for the third quarter and will be reevaluated for the fourth quarter.

(2) Primarily due to settling amounts due to/from affiliates and external parties, which may fluctuate from period to period due to timing.

(3) Based on best estimates at June 30, 2009, actual results may differ materially.

FBL Financial Group, Inc.
Other Information

	June 30,	September 30,	December 31,	March 31,	June 30,
	2008	2008	2008	2009	2009
	(Dollars in thousands, except per share data)
Capitalization:
Senior Notes, due 2011	$-	$-	$100,000	$100,000	$100,000
Senior notes, due 2014	75,329	75,317	75,305	75,292	75,279
Senior notes, due 2017	98,638	98,669	98,700	98,733	98,765
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Revolving line of credit agreement	46,000	60,000	59,446	-	-
Short-term note payable	-	20,000	-	-	-
Total debt	316,967	350,986	430,451	371,025	371,044

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCL	922,375	930,031	905,123	916,972	940,338
Total capitalization, excluding AOCL	1,242,342	1,284,017	1,338,574	1,290,997	1,314,382

Accumulated other comprehensive income loss	(186,765)	(377,151)	(649,758)	(648,469)	(349,526)
Total capitalization, including AOCL	$1,055,577	$906,866	$688,816	$642,528	$964,856

Common shares outstanding	30,163,927	30,173,593	30,168,879	30,365,265	30,466,381

Book Value per Share:
Excluding AOCL	$30.58	$30.82	$30.00	$30.20	$30.86
Including AOCL	24.39	18.32	8.46	8.84	19.39

Debt-to-Capital Ratio:
Excluding AOCL	25.5%	27.3%	32.2%	28.7%	28.2%
Including AOCL	30.0	38.7	62.5	57.7	38.5

Debt-to-Capital Ratio with 100% Credit for Trust
Preferred Securities:
Excluding AOCL	17.7%	19.8%	24.9%	21.2%	20.8%
Including AOCL	20.8	28.0	48.4	42.6	28.4

Class A Common Ownership:
Iowa Farm Bureau Federation	50.7%	53.1%	53.1%	52.7%	52.6%
Other Farm Bureau entities	8.7	8.7	8.7	8.7	8.6
Public	40.6	38.2	38.2	38.6	38.8
	100.0%	100.0%	100.0%	100.0%	100.0%

Quality of Fixed Income Securities:
(AAA, AA, A)	61.7%	61.7%	60.0%	58.8%	56.0%
(BBB)	34.4	34.6	36.2	36.1	37.5
(BB)	2.7	2.6	2.7	3.4	4.8
(<BB)	1.2	1.1	1.1	1.7	1.7

Investment by Type:
Fixed maturities	62.1%	61.7%	58.9%	58.1%	58.5%
Residential mortgage-backed	15.9	16.0	16.5	16.5	16.2
Commercial mortgage-backed	6.5	6.5	5.9	6.0	5.4
Other asset-backed	1.5	1.4	1.3	1.1	1.0
Mortgage loans	11.3	11.7	12.8	12.6	11.7
Equity securities	0.1	0.1	0.4	0.4	0.5
Other	2.6	2.6	4.2	5.3	6.7

Agent Strength Totals:
Farm Bureau Life channel:
8-state Farm Bureau Mutual channel	1,193	1,192	1,176	1,191	1,194
7 Life-only states	775	789	786	794	800
Total Farm Bureau Life channel	1,968	1,981	1,962	1,985	1,994

Percentage registered representatives:
Farm Bureau Life channel	86.9%	86.4%	83.9%	82.9%	81.2%

EquiTrust Life channel:
Independent Agents	22,361	23,651	19,098	20,158	20,023